SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): March 24, 1998

                            BRAZOS SPORTSWEAR, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                        0-18054                  91-1770931
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)
                            4101 Founders Boulevard
                               Batavia, Ohio 45103
              (Address of Registant's principal executive offices)

                                 (513) 753-3400
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

ITEM 8.           Change in Fiscal Year


The Company has modified its accounting periods effective in fiscal 1998, from a 52-53 week accounting period ending on the last Saturday of December to a 52-53 week accounting period ending on the Saturday closest to December 31. Due to the relative proximity of the new fiscal year and quarter ending dates with the old fiscal period ending dates, no restatements will be required. The first SEC report affected by this change will be the 10-Q Report for the first quarter of 1998 (which will contain the transition period) ending on April 4, 1998, which will be a 14 week period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED this 26th day of March, 1998.

                                    BRAZOS SPORTSWEAR, INC.

                                    By: /S/ F. CLAYTON CHAMBERS
                                    F. Clayton Chambers,
                                    Vice President and Chief
                                    Financial Officer